UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 14, 2003

                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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        New York                  1-4346             11-2418067
     (State or other           (Commission         (IRS Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                              (212) 816-6000
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           (Registrant's telephone number, including area code)

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                    CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                        Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Citigroup Global Markets Holdings Inc. for the three- and six-month periods ended June 30, 2003 and 2002 and provides certain additional financial information. Certain prior period amounts have been reclassified to conform to the current period presentation.

                CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                     June 30,
                                                              ------------------

                                                                  2003      2002
                                                                  ----      ----
Total stockholder's equity                                    $ 14,127  $ 12,381


                                                   Three               Six
                                               Months Ended        Months Ended
                                                  June 30,           June 30,
                                             ----------------- -----------------
                                                 2003    2002     2003      2002
                                                 ----    ----     ----      ----
Revenues:
   Investment banking                          $1,065  $  958   $1,892    $1,874
   Commissions                                    936   1,003    1,759     1,958
   Asset management and administration fees       795     956    1,593     1,878
   Principal transactions                         620      56    1,241       663
   Other                                           68      78       95        74
                                               ------  ------   ------    ------

      Total non-interest revenues               3,484   3,051    6,580     6,447
                                               ------  ------   ------    ------
   Interest and dividends                       2,113   2,483    4,145     4,714
   Interest expense                             1,377   1,702    2,749     3,255
                                               ------  ------   ------    ------
      Net interest and dividends                  736     781    1,396     1,459
                                               ------  ------   ------    ------

      Revenues, net of interest expense         4,220   3,832    7,976     7,906
                                               ------  ------   ------    ------
Non-interest expenses:
   Compensation and benefits                    2,269   2,100    4,304     4,357
   Floor brokerage and other production           180     182      338       326
   Communications                                 168     162      335       314
   Occupancy and equipment                        135     139      271       266
   Professional Services                           97      69      177       122
   Advertising and market development              69      77      129       146
   Other operating and administrative expenses     96     114      178       184
                                               ------  ------   ------    ------
      Total non-interest expenses               3,014   2,843    5,732     5,715
                                               ------  ------   ------    ------
Income before income taxes and cumulative
  effect of change in accounting principle      1,206     989    2,244     2,191

Provision for income taxes                        467     370      855       819
                                               ------  ------   ------    ------

Income before cumulative effect of
change in accounting principle                    739     619    1,389     1,372
                                               ------  ------   ------    ------

Cumulative effect of change in accounting
  principle (net of tax benefit of $16)             -       -        -      (24)
                                               ------  ------   ------    ------
Net income                                     $  739  $  619   $1,389    $1,348
                                               ======  ======   ======    ======

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 15, 2003       CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                              By: /s/Cliff Verron
                                  ------------------------
                                        Cliff Verron
                                        Controller